VANGUARD
CONVERTIBLE
SECURITIES FUND
[PHOTO]

Semiannual Report
May 31, 1997

[THE VANGUARD GROUP LOGO]

THE VANGUARD GROUP:
LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future.

The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson; and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.


                                    CONTENTS

                                  A Message To
                                Our Shareholders

                                       1


                                  The Markets
                                 In Perspective

                                       3


                                  Report From
                                  The Adviser

                                       5


                                  Performance
                                    Summary

                                       6


                                   Financial
                                   Statements

                                       7


                                 Directors And
                                    Officers

                               INSIDE BACK COVER


                       All comparative mutual fund data
                  are from Lipper Analytical Services, Inc.
                    or Morningstar unless otherwise noted.

[PHOTO]

FELLOW SHAREHOLDER,

The stock market continued its remarkable surge even as rising interest rates eroded returns from bonds during the six months ended May 31, 1997, the first half of the fiscal year for Vanguard Convertible Securities Fund. The divergence between stocks and bonds in the period was reflected in the +5.4% return we achieved, which is what you would expect since convertible securities are hybrid securities with characteristics of both equities and bonds.

     The adjacent table compares Vanguard Convertible Securities Fund's total return (capital change plus reinvested dividends) for the six months with those of the unmanaged Credit Suisse First Boston Convertible Securities Index and the average convertible securities mutual fund. We also present the returns for the period for two broad market benchmarks: for stocks, the Standard & Poor's 500 Composite Stock Price Index, and for bonds, the Lehman Brothers Aggregate Bond Index. As you can see, our return matched that of the Convertible Securities Index but fell short of the return achieved by the average competing fund.

----------------------------------------------------------------------
                                                        TOTAL RETURN
                                                      SIX MONTHS ENDED
                                                        MAY 31, 1997
----------------------------------------------------------------------
Vanguard Convertible Securities Fund                       +  5.4%
----------------------------------------------------------------------
Average Convertible Securities Fund                        +  7.0%
----------------------------------------------------------------------
CS First Boston Convertible
Securities Index                                           +  5.4%
----------------------------------------------------------------------
S&P 500 Index                                              + 13.1%
Lehman Aggregate Bond Index                                +  0.9
----------------------------------------------------------------------

     The Fund's return is based on a decrease in net asset value from $13.07 per share on November 30, 1996, to $12.15 per share on May 31, 1997, with the latter figure adjusted for dividends totaling $0.25 per share paid from net investment income and distributions totaling $1.29 paid from net realized capital gains. As of May 31, the Fund's current dividend yield was 3.5%, compared with 3.2% as of May 31, 1996.

THE PERIOD IN REVIEW

Exuberance, whether irrational or not, was the dominant mood in the stock market during the first half of our fiscal year. The climate was nearly ideal for common stocks as strong economic growth, rising corporate profits, and relatively low inflation prevailed during the six months. Yet the market's strong advance was bumpy and top-heavy; large-capitalization growth stocks significantly outpaced other sectors. Volatility was particularly evident in the nearly -10% decline in the S&P 500 Index during the seven weeks following its record high on February 18. To the surprise of many observers, however, the drop was followed by an energetic rebound during the final seven weeks of the period. By May 31, market averages were again at record highs. For the six months, the S&P 500 Index provided a generous return of +13.1%.

     Jitters about interest rates apparently caused the brief slide. The subsequent rebound stemmed from a combination of factors, including strong earnings reports by many key companies, a lessening of inflation fears, and an easing in interest rates from peaks reached in mid-April. Whatever their causes, the price fluctuations served as a clear reminder of the volatility that is very much a part of investing in stocks.

     During the half-year, the bond market, as measured by the Lehman Aggregate Bond Index, provided a total return of +0.9%. Bond prices were buffeted by swift reactions to each change in sentiment about the strength of the U.S. economy and the possibility that inflation would accelerate. Yields moved higher during the first four months of the period, then retreated in April and May as concerns about inflation eased somewhat. On balance, interest rates ended the period higher than they started, with the yield on the benchmark 30-year U.S. Treasury bond rising from 6.35% on November 30, 1996, to 6.91% on May 31.

     Convertible Securities Fund's +5.4% return matched the return on the First Boston Convertible Securities Index. We trailed the average convertible securities fund by 1.6 percentage points, in part because we hold relatively light positions in convertible preferred stocks, a type of security that provided higher returns during the six-month period than convertible bonds. Also, many convertible securities funds benefited by holding meaningful positions in common stocks, securities which are not held by the Fund. Convertible securities, which are generally issued by small and medium-sized companies, were at a disadvantage during the half-year versus the S&P 500 Index, which is dominated by large-capitalization stocks. The S&P 500 Index return of +13.1% was twice the +6.5% return on the rest of the stock market, as measured by the Wilshire 4500 Equity Index.

     We note that a six-month period is far too brief a span for making judgments about the performance of any mutual fund.

IN SUMMARY

The extraordinary returns provided by the financial markets during the past 15 years may have overshadowed risk, the other side of the eternal investing equation. But the risks of investing are still very much present in today's markets. In an uncertain environment, the historically lower volatility of convertible securities--which combine some of the income features of bonds with some of the capital appreciation potential of common stocks--may be particularly welcome.

     In any event, we continue to believe that a balanced, well-diversified investment portfolio is the best way to ride out the ups and downs of the financial markets and "stay the course" toward long-term objectives. We look forward to reporting to you on the entire fiscal year six months from now.



/s/ JOHN C. BOGLE                                         /s/ JOHN J. BRENNAN

John C. Bogle                                             John  J. Brennan
Chairman of the Board                                     President

June 20, 1997

[PHOTO]

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MAY 31, 1997

U.S. EQUITY MARKETS

With the economy continuing to exhibit strong growth and modest levels of inflation, investors in U.S. common stocks were rewarded with solid gains during the past six months. The best performers were primarily larger-capitalization issues, although the small-company indexes finally exhibited some strength in May. For example, during the last six months, the Standard & Poor's 500 Composite Stock Price Index gained 13.1%, fueled by a 6.1% boost in May. Reflecting the gains among smaller companies, the Russell 2000 Index posted an 8.4% increase for the six-month period, driven by an 11.1% jump in May. It was particularly noteworthy that May's small-cap gains were led by a 15.0% surge among small growth stocks, the worst segment of the U.S. market during the past 12 months.

     Stocks benefited from the continued strength of corporate earnings, which rose some 15% during the past year. The strength in earnings and the expectation that income will increase at an attractive pace helped stocks to continue to produce solid gains in the fiscal period, despite the 0.6% increase in the yield of the 10-year U.S. Treasury bond over the past six months. What's more, earnings have shown not only good strength but remarkable consistency in beating the consensus forecasts of Wall Street analysts.

--------------------------------------------------------------------------------
                                                           TOTAL RETURNS
                                                  ------------------------------
                                                    PERIODS ENDED MAY 31, 1997
                                                  6 MONTHS    1 YEAR    5 YEARS*
--------------------------------------------------------------------------------
EQUITY
     S&P 500 Index                                   13.1%      29.4%    18.4%
     Russell 2000 Index                               8.4        7.0     15.8
     MSCI-EAFE Index                                  4.2        7.9     10.9
--------------------------------------------------------------------------------
FIXED-INCOME
     Lehman Aggregate Bond Index                      0.9%       8.3%     7.2%
     Lehman 10-Year Municipal
       Bond Index                                     1.7        8.2      7.5
     Salomon 90-Day U.S. Treasury Bills               2.6        5.3      4.5
--------------------------------------------------------------------------------
OTHER
     Consumer Price Index                             0.9%       2.2%     2.8%
--------------------------------------------------------------------------------

*Average annual.


     The strongest gains in the S&P 500 Index during the past six months came from the technology sector (up 17.5%) and the consumer-staples sector (up 20.4%). By contrast, the more economically sensitive and less predictable earnings of stocks in the materials & processing sector caused these issues to lag the broad market, although, on an absolute basis, their 8.2% return over six months is quite good.

U.S. FIXED-INCOME MARKETS

The general rise in interest rates during the past six months reflects the economy's underlying momentum. The 10-year U.S. Treasury's yield increased from 6.04% at the end of November to 6.97% by the middle of April. Economic reports released in the last several weeks of the period indicated a possible slowing in economic growth, which reduced fears that inflation might accelerate and helped interest rates fall to 6.66% by the end of May.

     Fueled by robust consumer spending, the U.S. economy expanded at a strong 3.8% annual rate in the fourth quarter of 1996 and a remarkable 5.8% rate in the first three months of 1997. The nation's unemployment rate, at 4.8% in May, was the lowest in a generation. Strong economic growth and tight labor markets often lead bond investors to expect an acceleration in inflation because of increased demand for goods and services. Reflecting this expectation, the Federal Reserve raised its federal funds interest rate target by 0.25% on March 25 in a "preemptive" strike against mounting inflationary pressures. Observed price increases have been subdued in recent months, however. Wholesale prices have fallen in each of the first four months of 1997, and so far this year consumer prices have risen at a slower pace than last year.

     Higher interest rates dampened returns for bond investors. The Lehman Brothers Aggregate Bond Index gained 0.94% over the past six months, reflecting an income return of 3.43% that was partially offset by a capital decline of -2.49%. During this period, investors who favored shorter-maturity and lower-quality issues achieved somewhat better returns. Mortgage-backed securities continued to perform well because refinancing activity has been reduced to historically low levels as interest rates have risen. Municipal issues also tended to perform better than their taxable counterparts.

INTERNATIONAL EQUITY MARKETS

International investors fared reasonably well over the past six months. As measured by the broad Morgan Stanley Capital International-Europe, Australasia, Far East Index, foreign markets gained 4.2%.

     The period saw two major developments. First, the Japanese stock market moved sharply higher in the spring, gaining 11% in May alone. Better tone in the economy, plus strong earnings reported by export-oriented companies benefiting from the weak yen, gave Japan a long-awaited boost. For the six months, however, the Japanese market remained in negative territory (-5.5%). The competitive benefits of a weak currency relative to the dollar extended to Germany, where the export-driven capital goods and chemical manufacturers gained; overall, the German market rose 12.4% during the six-month period.

     Arguably the biggest news came from the French elections at the end of May. The new government is considered to be less friendly toward the austerity measures needed to meet the eligibility requirements for the European Monetary Union (EMU) in 1999. The French elections also had a broad impact across the continent. Although most investors appear to agree that the elections won't jeopardize the continent's move toward the EMU, the timing and intensity of the fiscal measures are now less certain. Market reaction to the new French government was mixed. France lost -2.1% in May (in francs), while Germany gained 2.7% (in deutsche marks). For the six months, Europe gained 20.1% in local currencies, which a strong dollar trimmed to 11.1% for U.S. investors.

[PHOTO]

REPORT FROM THE ADVISER

It is a pleasure to present our first semiannual report to the investors in Vanguard Convertible Securities Fund. Since taking over management of the Fund on November 1 of last year, we have made significant changes in its holdings, and the Fund is now invested in line with other convertible securities portfolios we manage.

     For the six months ended May 31, the first half of the Fund's fiscal year, we were pleased with performance on both an absolute and relative basis, with the Fund equaling the return of the CS First Boston Convertible Securities Index. This Index, representing approximately 325 actively traded convertible securities, is widely used as a benchmark of convertible performance. We matched its return even though our relative performance was hurt by our underweighting of convertible preferreds, as these more-volatile securities outperformed convertible bonds during the period. Overall, our portfolio remains quite balanced, and we are satisfied by our performance during the half-year.

     During the six months, the two determinants of the performance of convertibles--interest rates and the prices of underlying stocks--were quite volatile. This caused radical week-to- week swings in convertibles' conversion values (the equity component) and investment values (the bond component). Nevertheless, convertible performance in general, and the Fund's performance in particular, handily beat most fixed-income returns. Both the convertible Index and the Fund lagged the return on the Standard & Poor's 500 Composite Stock Price Index, however. This was due to the fact that mid-cap and small-cap equities--the types of companies that issue many convertible securities--performed significantly worse than the S&P 500 Index during this period.

     Our principal strategic recourse has been a keen focus on profit-taking in highly appreciated issues and on investing proceeds from those sales in securities that we feel offer a superior combination of upside potential and downside protection. We have continued on our normal course of de-emphasizing convertible preferreds, and the preferreds we bought have generally carried the promise of redemption on specific dates. The vast majority of our current portfolio is in coupon-bearing convertible bonds with maturities or puts within three to seven years.

     During the last six months, we established meaningful positions in four new five-year debentures. These came from USA Waste Services, a fast-growing waste-management firm; CUC International, a consumer services company; EMC, a manufacturer of information storage products; and U.S. Filter, a global provider of industrial and commercial water. All four carry three years of call protection, moderate conversion premiums, and solid credit ratings. We anticipate a rise in convertible issuance over the near term and expect to see reasonably attractive pricing from a wide variety of issuers.

Oaktree Capital Management LLC

June 9, 1997

INVESTMENT PHILOSOPHY

The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved by investing in a broadly diversified group of convertible securities that provide attractive combinations of current income and potential for price appreciation from their convertibility into common stock.

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.


CONVERTIBLE SECURITIES FUND
TOTAL INVESTMENT RETURNS: JUNE 17, 1986-MAY 31, 1997

--------------------------------------------------------
            CONVERTIBLE SECURITIES FUND    FIRST BOSTON*
FISCAL     CAPITAL     INCOME      TOTAL      TOTAL
YEAR        RETURN     RETURN     RETURN      RETURN
--------------------------------------------------------
1986         -2.0%      1.8%       -0.2%        1.6%
1987        -19.0       4.2       -14.8        -5.4
1988         11.4       7.4        18.8        16.5
1989         10.7       7.0        17.7        16.3
1990        -16.3       5.4       -10.9        -8.7
1991         21.7       7.5        29.2        24.6
1992         19.9       6.1        26.0        21.7
1993          9.5       4.4        13.9        19.2
1994         -8.5       4.1        -4.4        -3.9
1995         11.9       5.2        17.1        24.0
1996          9.9       5.0        14.9        15.3
1997**        3.3       2.1         5.4         5.4
--------------------------------------------------------

 *CS First Boston Convertible Securities Index.

**Six months ended May 31, 1997.

See Financial Highlights table on page 12 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1997*

------------------------------------------------------------------------------------------------
                                                                               10 YEARS
                                   INCEPTION                          ---------------------------
                                      DATE        1 YEAR    5 YEARS   CAPITAL    INCOME    TOTAL
------------------------------------------------------------------------------------------------
Convertible Securities Fund          6/17/86      11.78%     10.58%    3.19%     5.50%     8.69%
------------------------------------------------------------------------------------------------


*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS
MAY 31, 1997 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.


----------------------------------------------------------------------------
                                                          FACE        MARKET
                                                        AMOUNT        VALUE*
CONVERTIBLE SECURITIES FUND                              (000)         (000)
----------------------------------------------------------------------------
CONVERTIBLE BONDS (75.6%)
----------------------------------------------------------------------------
AUTO & TRANSPORTATION (4.9%)
     Airborne Freight Corp.
         6.75%, 8/15/01                               $   475       $    534
     Continental Airlines, Inc.
         6.75%, 4/15/06                                 1,820          2,375
     Magna International
         5.00%, 10/15/02                                2,310          2,582
     MascoTech Inc.
         4.50%, 12/15/03                                3,045          2,824
                                                                    --------
                                                                       8,315
                                                                    --------
CONSUMER DISCRETIONARY (20.4%)
     Boston Chicken, Inc.
         0.00%, 6/1/15                                  5,850          1,316
         7.75%, 5/1/04                                  1,745          1,645
(3)  CUC International, Inc.
         3.00%, 2/15/02                                 2,555          2,549
(3)  Einstein/Noah Bagel Corp.
         7.25%, 6/1/04                                  1,575          1,481
     Federated Department Stores
         5.00%, 10/1/03                                 1,245          1,572
     Hilton Hotels Corp.
         5.00%, 5/15/06                                 2,520          2,728
     Home Depot, Inc.
         3.25%, 10/1/01                                 4,245          4,542
     Imax Corp.
         5.75%, 4/1/03                                  2,000          2,325
     Jacor Communications, Inc.
         0.00%, 6/12/11                                 4,410          2,293
     Marriott International
         0.00%, 3/25/11                                 7,360          4,269
(3)  Nine West Group
         5.50%, 7/15/03                                 1,050            950
(3)  Omnicom Group, Inc.
         4.25%, 1/3/07                                  1,015          1,162
     Speedway Motorsports, Inc.
         5.75%, 9/30/03                                 1,500          1,508
(3)  Staples Inc.
         4.50%, 10/1/00                                 2,220          2,575
     Time Warner Inc.
         0.00%, 6/22/13                                 3,790          1,724
     U.S. Office Products Co.
         5.50%, 2/1/01                                  1,495          1,607
         5.50%, 5/15/03                                   500            425
                                                                    --------
                                                                      34,671
                                                                    --------
ENERGY (7.0%)
     Diamond Offshore Drilling, Inc.
         3.75%, 2/15/07                                 2,570          2,789
(3)  Lomak Petroleum
         6.00%, 2/1/07                                    760            859
(3)  Morgan Stanley Group (Convertible
     into Schlumberger Ltd.)
         0.00%, 5/1/01                                  2,380          2,332
(3)  Offshore Logistics, Inc.
         6.00%, 12/15/03                                1,060          1,076
     Pogo Producing Co.
         5.50%, 6/15/06                                 1,335          1,507
     Seacor Holdings Inc.
         5.375%, 11/15/06                               1,070          1,097
(3)  Zhenhai Refining and Chemical
     Co., Ltd.
         3.00%, 12/19/03                                2,000          2,270
                                                                    --------
                                                                      11,930
                                                                    --------

----------------------------------------------------------------------------
                                                          FACE        MARKET
                                                        AMOUNT        VALUE*
CONVERTIBLE SECURITIES FUND                              (000)         (000)
----------------------------------------------------------------------------
FINANCIAL SERVICES (8.1%)
     Berkshire Hathaway
         1.00%, 12/3/01                               $ 2,025       $  2,025
     Cityscape Financial Corp.
         6.00%, 5/1/06                                  1,085            797
     Meditrust
         6.875%, 11/15/98                               2,000          2,070
(3)  Mutual Risk Management
         0.00%, 10/30/15                                8,615          3,963
     National Data Corp.
         5.00%, 11/1/03                                 1,675          1,763
     Paliburg International Finance
         3.50%, 2/6/01                                  2,275          2,412
     Rouse Co.
         5.75%, 7/23/02                                   640            656
                                                                    --------
                                                                      13,686
                                                                    --------
HEALTH CARE (9.7%)
     Alza Corp.
         0.00%, 7/14/14                                 7,580          3,335
(3)  Heartport Inc.
         7.25%, 5/1/04                                  1,200          1,260
     Integrated Health Services, Inc.
         5.75%, 1/1/01                                  2,200          2,511
     Morgan Stanley Group
     (Convertible into Johnson &
     Johnson)
         2.00%, 3/29/02                                   565            620
     PhyCor, Inc.
         4.50%, 2/15/03                                 1,750          1,693
     Renal Treatment Centers, Inc.
         5.625%, 7/15/06                                1,825          1,875
(3)  Roche Holdings, Inc.
         0.00%, 5/6/12                                  4,180          1,703
     Tenet Healthcare Corp.
         6.00%, 12/1/05                                 2,940          3,557
                                                                    --------
                                                                      16,554
                                                                    --------

MATERIALS & PROCESSING (0.5%)
     Empresas ICA
         5.00%, 3/15/04                                 1,110            833
                                                                    --------

PRODUCER DURABLES (12.6%)
(3)  Gilat Satellite Networks Ltd.
         6.50%, 6/3/04                                  1,855          1,818
     Thermo Electron Euro
         4.25%, 1/1/03                                  3,535          3,836
(3)  Thermo Instruments Inc.
         4.50%, 10/15/03                                2,200          2,244
(3)  ThermoQuest Corp.
         5.00%, 8/15/00                                 1,550          1,581
     U.S. Filter Corp.
         4.50%, 12/15/01                                5,000          5,150
     USA Waste Services Inc.
         4.00%, 2/2/02                                  4,660          4,846
     WMX Technologies Inc.
         2.00%, 1/24/05                                 2,210          2,022
                                                                    --------
                                                                      21,497
                                                                    --------

TECHNOLOGY (9.2%)
(3)  Adaptec Inc.
         4.75%, 2/1/04                                  1,215          1,221
     Comverse Technology Inc.
         5.75%, 10/1/06                                   610            714
(3)  Data General Corp.
         6.00%, 5/15/04                                 1,625          1,739
(3)  EMC Corp.
         3.25%, 3/15/02                                 2,795          3,054
     HMT Technology Corp.
         5.75%, 1/15/04                                 2,235          1,922
     SCI Systems, Inc.
         5.00%, 5/1/06                                  1,355          2,002
(3)  Safeguard Scientifics, Inc.
         6.00%, 2/1/06                                    890            899
     Unisys Corp.
         8.25%, 8/1/00                                  2,710          2,683
(3)  Xilinx, Inc.
         5.25%, 11/1/02                                 1,175          1,422
                                                                    --------
                                                                      15,656
                                                                    --------
UTILITIES (3.2%)
     Midcom Communications Inc.
         8.25%, 8/15/03                                 2,000          1,640
     US WEST, Inc.
         0.00%, 6/25/11                                 6,200          2,310
(3)  Winstar Communications, Inc.
         0.00%, 10/15/05                                2,480          1,438
                                                                    --------
                                                                       5,388
                                                                    --------
----------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
(COST $124,420)                                                      128,530
----------------------------------------------------------------------------

                                                       SHARES
----------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (23.3%)
----------------------------------------------------------------------------
CONSUMER DISCRETIONARY (4.6%)
     Hollinger International, Inc. 9.75%
         Cvt. Pfd.                                    176,200          1,938
     Kmart Financing 7.75% Cvt. Pfd.                   75,400          4,439
     Royal Caribbean 7.25% Cvt. Pfd.                   22,400          1,378
                                                                    --------
                                                                       7,755
                                                                    --------
ENERGY (0.8%)
(3)  Tosco Financial Trust 5.75%
         Cvt. Pfd.                                     22,700          1,328
                                                                    --------

FINANCIAL SERVICES (2.9%)
     Insignia Financial 6.50% Cvt. Pfd.                32,100          1,453
(1)  National Australia Bank Ltd.
         7.875% Cvt. Pfd.                              78,600          2,112
(3)  PennCorp Financial $3.50 Cvt. Pfd.                24,700          1,426
                                                                    --------
                                                                       4,991
                                                                    --------
HEALTH CARE (1.3%)
(1)(2) Laboratory Corp. of America
         Holdings $4.25 Cvt. Pfd.                      15,000            866
(3)  McKesson Corp. $2.50 Cvt. Pfd.                    24,000          1,428
                                                                    --------
                                                                       2,294
                                                                    --------

----------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
                                                       SHARES          (000)
----------------------------------------------------------------------------
MATERIALS & PROCESSING (2.8%)
     Freeport-McMoRan, Inc. 7.00%
         Cvt. Pfd.                                     58,800      $  1,602
     Merrill Lynch & Co., Inc. 6.25%
         Cvt. Pfd. (Convertible into
         IMC Global Inc.)                              29,500         1,180
     Timet Capital Trust 6.625%
         Cvt. Pfd.                                     39,000         1,950
                                                                    --------
                                                                      4,732
                                                                    --------

TECHNOLOGY (4.9%)
(3)  Loral Space & Communications
         Ltd. 6.00% Cvt. Pfd.                          46,200         2,414
     Microsoft Corp. $2.196 Cvt. Pfd.                  22,500         1,932
(1)  Morgan Stanley Group/
         Advanced Micro Devices
         $3.8625 Cvt. Pfd. PERQS
         (Convertible into Advanced
         Micro Devices)                                45,900         1,790
(3)  QUALCOMM, Inc. 5.75% Cvt. Pfd.                    48,500         2,219
                                                                    --------
                                                                      8,355
                                                                    --------

UTILITIES (6.0%)
(3)  CalEnergy Capital Trust II 6.25%
         Cvt. Pfd.                                     34,600         2,007
     Globalstar Telecommunications
         Ltd. 6.50% Cvt. Pfd.                          37,100         2,003
(1)(3) IXC Communications, Inc. 7.25%
         Cvt. Pfd.                                     20,500         2,347
     Salomon Inc. 6.25% Cvt. Pfd.
         (Convertible into Cincinnati
         Bell, Inc.)                                   29,800         1,795
     SBC Communications Inc. 7.75%
         Cvt. Pfd.                                     46,000         1,995
                                                                    --------
                                                                     10,147
                                                                    --------
----------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
     (COST $37,407)                                                  39,602
----------------------------------------------------------------------------
OTHER SECURITIES
----------------------------------------------------------------------------
-    Laboratory Corp. of America
         Holdings Rights Exp. 6/16/97                   3,800            30
----------------------------------------------------------------------------
TOTAL OTHER SECURITIES
     (COST $28)                                                          30
----------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT
                                                         (000)
----------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.6%)
----------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     5.56%, 6/2/97
     (COST $985)                                         $985           985
----------------------------------------------------------------------------
TOTAL INVESTMENTS (99.5%)
 (COST $162,840)                                                    169,147
----------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
                                                                       (000)
----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
----------------------------------------------------------------------------
Other Assets--Notes C and F                                           9,254
Liabilities--Note F                                                  (8,446)
                                                                     -------
                                                                        808
----------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------
Applicable to 13,986,358 outstanding
     $.001 par value shares
     (authorized 1,000,000,000 shares)                             $169,955
============================================================================

NET ASSET VALUE PER SHARE                                            $12.15
============================================================================

*    See Note A in Notes to Financial Statements.

-    Non-Income Producing Security.

(1)  New issue that has not paid a dividend as of May 31, 1997.

(2) Security purchased on a when-issued or delayed delivery basis for which the Fund has not taken delivery as of May 31, 1997.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 1997, the aggregate value of these securities was $50,765,000, representing 29.9% of net assets.

PERQS--  Performance Equity-Linked Redemption
         Quarterly Pay Security.

----------------------------------------------------------------------------
AT MAY 31, 1997, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------
                                                        AMOUNT           PER
                                                         (000)         SHARE
----------------------------------------------------------------------------
Paid in Capital                                      $158,608         $11.34
Undistributed Net
     Investment Income                                  1,120            .08
Accumulated Net Realized Gains                          3,920            .28
Unrealized Appreciation--Note E                         6,307            .45
----------------------------------------------------------------------------
NET ASSETS                                           $169,955         $12.15
============================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-------------------------------------------------------------------------------------------
                                                               CONVERTIBLE SECURITIES FUND
                                                             SIX MONTHS ENDED MAY 31, 1997
                                                                                     (000)
-------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                                       $  998
    Interest                                                                         3,064
                                                                                    -------
         Total Income                                                                4,062
                                                                                    -------
EXPENSES
    Investment Advisory Fees--Note B                                                   347
    The Vanguard Group--Note C
         Management and Administrative                                                 230
         Marketing and Distribution                                                     18
    Taxes (other than income taxes)                                                      6
    Custodian Fees                                                                      10
    Auditing Fees                                                                        3
    Shareholders' Reports                                                               11
    Annual Meeting and Proxy Costs                                                       1
                                                                                    -------
         Total Expenses                                                                626
         Expenses Paid Indirectly--Note G                                              (10)
                                                                                    -------
         Net Expenses                                                                  616
-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                3,446
-------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                      3,903
-------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES            1,450
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 8,799
===========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------
                                                                                CONVERTIBLE SECURITIES FUND
                                                                           ----------------------------------
                                                                           SIX MONTHS                   YEAR
                                                                                ENDED                  ENDED
                                                                         MAY 31, 1997          NOV. 30, 1996
                                                                                (000)                  (000)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                $     3,446             $     5,593
    Realized Net Gain                                                          3,903                  17,085
    Change in Unrealized Appreciation (Depreciation)                           1,450                    (478)
                                                                         ------------------------------------
         Net Increase in Net Assets Resulting from Operations                  8,799                  22,200
                                                                         ------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                     (3,359)                 (7,267)
    Realized Capital Gain                                                    (16,736)                 (1,993)
                                                                         ------------------------------------
         Total Distributions                                                 (20,095)                 (9,260)
                                                                         ------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                    21,784                  32,298
    Issued in Lieu of Cash Distributions                                      18,074                   8,032
    Redeemed                                                                 (28,331)                (55,628)
                                                                         ------------------------------------
         Net Increase (Decrease) from Capital Share Transactions              11,527                 (15,298)
-------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                                    231                  (2,358)
-------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                      169,724                 172,082
                                                                         ------------------------------------
    End of Period                                                           $169,955                $169,724
=============================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                     1,840                   2,601
    Issued in Lieu of Cash Distributions                                       1,554                     666
    Redeemed                                                                  (2,396)                 (4,586)
                                                                         ------------------------------------
         Net Increase (Decrease) in Shares Outstanding                           998                  (1,319)
=============================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

-----------------------------------------------------------------------------------------------------------------------
                                                                             CONVERTIBLE SECURITIES FUND
                                                                                YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                        SIX MONTHS ENDED    ----------------------------------------------------
THROUGHOUT EACH PERIOD                             MAY 31, 1997       1996       1995       1994       1993       1992
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $13.07     $12.03     $10.94     $12.89     $11.77    $  9.82
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                   .25        .43        .52        .53        .56        .56
    Net Realized and Unrealized Gain (Loss)
         on Investments                                     .37       1.29       1.26      (1.04)      1.03       1.92
                                                         --------------------------------------------------------------
         Total from Investment Operations                   .62       1.72       1.78       (.51)      1.59       2.48
                                                         --------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                   (.25)      (.54)      (.51)      (.53)      (.47)      (.53)
    Distributions from Realized Capital Gains             (1.29)      (.14)      (.18)      (.91)        --         --
                                                         --------------------------------------------------------------
         Total Distributions                              (1.54)      (.68)      (.69)     (1.44)      (.47)      (.53)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $12.15     $13.07     $12.03     $10.94     $12.89     $11.77
=======================================================================================================================

TOTAL RETURN                                              5.39%     14.88%     17.10%     -4.35%     13.87%     26.01%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                   $170       $170       $172       $175       $202       $120
    Ratio of Total Expenses to
         Average Net Assets                              0.74%*      0.69%      0.75%      0.73%      0.71%      0.85%
    Ratio of Net Investment Income to
         Average Net Assets                              4.12%*      3.43%      4.63%      4.68%      4.44%      4.80%
    Portfolio Turnover Rate                               180%*        97%        46%        52%        81%        55%
    Average Commission Rate Paid                         $.0596     $.0594        N/A        N/A        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Securities are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

    2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts on debt securities purchased are accreted to interest income over the lives of the securities.

B. Oaktree Capital Management LLC provides investment advisory services to the Fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended May 31, 1997, the advisory fee represented an effective annual rate of 0.42% of the Fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the board of directors. At May 31, 1997, the Fund had contributed capital of $13,000 to Vanguard (included in Other Assets), representing 0.1% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

D. During the six months ended May 31, 1997, the Fund purchased $146,355,000 of investment securities and sold $146,695,000 of investment securities, other than temporary cash investments.

E. At May 31, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $6,307,000, consisting of unrealized gains of $9,060,000 on securities that had risen in value since their purchase and $2,753,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to brokers/dealers at May 31, 1997, was $6,638,000, for which the Fund held cash collateral of $6,783,000.

G. The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 1997, custodian fee offset arrangements reduced expenses by $10,000 (an annual rate of 0.01% of average net assets).

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
         and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
         Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer,
         Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
         Ikon Business Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
         American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
         University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
         NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
         Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
         Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
         Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President, Individual Investor Group.

IAN A. MACKINNON, Senior Vice President, Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional Investor Group. Ralph K. Packard, Senior Vice President and Chief Financial Officer.

[THE VANGUARD GROUP LOGO]

Please send your comments to us at: Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from

(C) 1997 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Growth and Income Portfolio
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard International Value Portfolio

INDEX FUNDS
  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)


Q822-5/97